UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2012

Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events

In connection with the expected filing of Pre-Effective Amendment No. 5 to our Registration Statement on Form S-11 (Commission File No. 333-177963) (the “Registration Statement”) with respect to our intended continuous public offering of up to $3,000,000,000 in any combination of two new classes of common stock, we have reclassified the operations of certain properties as discontinued operations in accordance with FASB ASC 205-20 “Discontinued Operations”, in our historical financial statements. As a result of the changes discussed above we are updating Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation, Item 8. Financial Statements and Supplementary Data and Item 14. Principal Accounting Fees and Services that were previously filed in our 2011 Annual Report on Form 10-K on March 8, 2012 to reflect those reclassifications.

The anticipated filing of the Registration Statement, requires us to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale. The purpose of this Current Report on Form 8-K is to reissue the consolidated financial statements of Jones Lang LaSalle Income Property Trust, Inc. included in our Annual Report on Form 10-K for the year ended December 31, 2011 incorporating the discontinued operations.

During 2012, we relinquished our ownership of Metropolitan Park North to the lender in a deed in lieu of foreclosure transaction and sold Georgia Door Sales Distribution Center. The results of operations from those properties have been reclassified as income from discontinued operations for the years ended December 31, 2011, 2010 and 2009 in the accompanying consolidated financial statements and notes to consolidated financial statements. There is no effect on the previously reported net income available for common shareholders. There is also no impact on the consolidated balance sheets, consolidated statements of equity or consolidated statements of cash flows.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) may contain forward-looking statements regarding, among other things, the future value of the Property and the Company’s shares. Forward-looking statements include, but are not limited to, statements that represent the Company’s beliefs concerning future operations, strategies, financial results or other developments. Forward-looking statements can be identified by the use of forward-looking terminology such as, but not limited to, “may,” “should,” “expect,” “anticipate,” “estimate,” “would be,” “believe,” or “continue” or the negative or other variations of comparable terminology. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Factors that could cause the Company not to realize its plans, intentions or expectations include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Company’s Quarterly Reports on Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Current Report. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	Form 10-K Item 6. Selected Financial Data

Form 10-K Item 7. Management’s Discussion and Analysis

Form 10-K Item 8. Financial Statements and Supplementary Data.

Form 10-K Item 14. Principal Accounting Fees and Services

Index to Financial Statements

Certification of Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Schema Document

101.CAL*	XBRL Calculation Linkbase Document

101.DEF*	Definition Linkbase Document

101.LAB*	XBRL Labels Linkbase Document

101.PRE*	XBRL Presentation Linkbase Document

*	Pursuant to Rule 406T of Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ C. ALLAN SWARINGEN
Name: C. Allan Swaringen
Title: Chief Executive Officer and President

Date: June 26, 2012